Promissory Note
                            (Fixed Rate - Closed End)



NEBO Products, Inc.                                  Lender: Lyn C. Branch
12382 Gateway Parkplace #300                             7121 NE 19th Ave.
Draper, UT 84020                                     Gainesville, FL 32641
801-495-2150 (p)
801-495-2151 (f)                                       Date: March 1, 2001



--------------------------- -------------------------- -------------------------- --------------------------- ----------------------
MONTHLY                     FINANCE CHARGE             AMOUNT FINANCED            TOTAL OF  PAYMENTS
PERCENTAGE                  The dollar amount the      The amount of credit       The amount I will have
RATE                        credit will cost me.       provided to me or on my    paid after I have made
                                                       behalf.                    all payments as scheduled.


2%                          $11,200                    $35,000                    $46,200
--------------------------- -------------------------- -------------------------- --------------------------- ----------------------


Would you like to receive an itemization of the Amount Financed.
__ I want an itemization.           __ I do not want an itemization.


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Number of Payments          Amount of Payments                               When Payments Are Due
--------------------------- ------------------------------------------------ -------------------------------------------------------
16                          $700                                             On the 1st day of each month starting March 1, 2001
                                                                             until July 1, 2002
--------------------------- ------------------------------------------------ -------------------------------------------------------
1 balloon                   $35,000                                          July 1, 2002
--------------------------- ------------------------------------------------ -------------------------------------------------------




The Undersigned promises to pay sum of forty-six thousand two hundred dollars and zero cents ($46,200).

The payment shall consist of 16 payments of $700 on the 1st day of each month starting March 1, 2001 and continuing until July 1, 2002 with one balloon payment of $35,000 on July 1, 2002.

Prepayment:  There will be no penalty for balances paid off early.

Any check returned unpaid will incur a charge of $20.00.

This note is secured by inventory.

If this note is not paid when due, the undersigned promises to pay, in addition, all costs of collection and reasonable attorneys' fees incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.


On the happening to or by any maker of any of the following events, this note and all other obligations, direct or contingent, of any such maker or endorser hereof to payee shall become due and payable immediately, without demand or notice: failure to make any payment within 10 days of the date due; making of any misrepresentation to the payee for the purpose of obtaining credit or an extension of credit; any assignment for the benefit of creditors; voluntary or involuntary application for, or appointment of, a receiver; filing a voluntary or involuntary petition under any of the provisions of the payee, the undersigned's financial responsibility shall become impaired or unsatisfactory to the payee.


Each maker consents to renewals, replacements, and extensions of time for payments hereof before, at, or after maturity, consents to the acceptance of security, if any, for this note, and waives demand and protest. All payments made hereunder shall be made in the lawful money of the United States.


This Promissory Note is the final expression of the terms and conditions of this loan transaction between NEBO Products, Inc. and Lyn C Branch. This written agreement may not be contradicted by evidence or any oral agreement.


Executed on 03/01/01, at Draper., Utah.




By               Scott Holmes (CEO)
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Signature
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Address       12382 Gateway Parkplace #300
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                    Draper, Utah 84020
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Phone          801-495-2150
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